THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated December 7, 2007

to the Prospectus dated May 1, 2007

(as supplemented October 31, 2007)

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Prospectus dated May 1, 2007, as supplemented October 31, 2007 (the “Prospectus”).

At a meeting held on December 5-6, 2007, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Fund between Kern Capital Management LLC (“Kern”) and the Fund’s investment manager, Managers Investment Group LLC (“Managers”). The Trust’s Board of Trustees also approved the appointment of Lord, Abbett & Co., LLC (“Lord Abbett”) as a new subadvisor to the Fund effective December 10, 2007. Therefore, effective December 10, 2007, Kern will no longer be subadvisor to the Fund, and the Fund’s portfolio will be subadvised by Lord Abbett, Donald Smith & Co. (“Donald Smith”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Veredus Asset Management, LLC (“Veredus”), and Westport Asset Management, Inc. (“Westport”), each managing a portion of the portfolio of the Fund using its own methodology to select portfolio investments. Lord Abbett will manage its portion of the Fund using a small-cap growth approach to investing.

Effective December 10, 2007, the Prospectus is hereby amended as follows:

All references to Kern shall be deleted and all references to the subadvisors to the Fund shall now refer to Lord Abbett, Donald Smith, Skyline, Smith Group, Veredus, and Westport. In addition, the seventh paragraph under the section titled “Summary of the Funds-Fund Management” on page 7 of the Prospectus is hereby deleted and replaced with the following:

Lord, Abbett & Co., LLC (“Lord Abbett”), located at 90 Hudson Street, 11th Floor, Jersey City, New Jersey 07302 manages a portion of the Fund focusing on micro-cap growth investments. As of October 31, 2007, Lord Abbett had assets under management of approximately $116.7 billion. F. Thomas O’Halloran, Partner and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund subadvised by Lord Abbett. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

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